UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 10/1/08

RELIABILITY INCORPORATED

(Exact name of registrant as specified in its charter)

Commission File Number: 0-7092

TX	75-0868913
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P.O. Box 218690, Houston, TX 77218-8690

(Address of principal executive offices, including zip code)

281-492-0550

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Reliability announces Special Meeting of Stockholders

Reliability Incorporated (OTC-BB REAL) announced that a special meeting of stockholders has been called for October 23, 2008, at 10:00 am CST. The meeting will be held at the Holiday Crown Plaza, 14703 Park Row, Houston, TX 77079. The sole purpose of the meeting is to select a Board of Directors to serve until the next annual meeting of stockholders or until their respective successors are elected. Management will not propose nominees or seek proxies for the meeting.

The Board of Directors has designated the close of business on September 16, 2008, as the record date for determining which stockholders are entitled to notice of, and to vote at, the meeting.

Reliability Incorporated is based in Houston, Texas.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

By:	/s/ Larry Edwards
Larry Edwards President and CEO

Date: October 1, 2008